UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2022

Patriot National Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Connecticut (State or other jurisdiction of incorporation)	000-29599 (Commission File Number)	06-1559137 (IRS Employer Identification No.)

900 Bedford Street, Stamford, CT (Address of principal executive offices)		06901 (Zip Code)

Registrant’s telephone number, including area code (203) 252-5900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PNBK	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).                                                                Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously reported, Patriot National Bancorp, Inc., a Connecticut corporation (“PNBK”) entered into an Agreement and Plan of Merger, dated as of November 14, 2021 (the “Merger Agreement”), with American Challenger Development Corp., a Delaware corporation (“American Challenger”), and Next Special, Inc., a Delaware corporation and wholly owned subsidiary of PNBK, and such Merger Agreement was subsequently amended on January 28, 2022. On February 28, 2022,  PNBK and American Challenger entered into Amendment No. 2 (“Amendment No. 2”) to the Merger Agreement to address certain matters related to the structure of the Merger. Capitalized terms contained herein but not defined shall have the meanings ascribed to such terms in the Merger Agreement, as amended.

Amendment No. 2 revises the Merger structure to provide that (i) American Challenger will merge with and into PNBK, so that PNBK is the surviving entity in the Merger and American Challenger ceases to exist, (ii) Next Special, Inc. will cease to be a party to the Merger Agreement and (iii) all references to Next Special, Inc. as the “Merger Sub” are removed from the Merger Agreement. For U.S. federal income tax purposes, it is intended that the Merger qualify as a “reorganization” described in Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and, taken together with the PNBK Capital Raise as an “exchange” described in Section 351 of the Code provided that the Capital Raise is consummated as contemplated in the Merger Agreement.

On March 1, 2022, following PNBK and American Challenger’s entry into Amendment No. 2, American Challenger sold approximately $7.5 million of its preferred stock in a private placement transaction in order to meet its working capital and funding needs. The documents entered into in connection with the private placement provide that (i) American Challenger’s preferred stockholders have a right to have their preferred stock redeemed on June 30, 2022, and (ii) if the Merger with PNBK is not completed by June 30, 2022, American Challenger’s preferred stockholders can cause American Challenger to use its reasonable efforts to (a) sell or otherwise dispose (whether through a sale of stock, assets or otherwise) all or substantially all of its assets or (b) merge or effectuate any other combination with or into any other entity.

The foregoing description of Amendment No. 2 to the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such Amendment No. 2, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K and the exhibit filed herewith include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of PNBK and American Challenger. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “targets,” “designed,” "could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on PNBK’s and American Challenger’s current expectations and assumptions regarding PNBK’s and American Challenger’s businesses, the economy, and other future conditions.

Because forward-looking statements relate to future results and occurrences, they are subject to inherent risks, uncertainties, changes in circumstances and other factors that are difficult to predict. Many possible events or factors could affect PNBK’s and/or American Challenger’s future financial results and performance and could cause the actual results, performance or achievements of PNBK and American Challenger to differ materially from any anticipated results expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others, (1) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the Merger Agreement, as amended, between PNBK and American Challenger, or the Investment Agreements between PNBK and the investors in the Capital Raise, (2) the failure to obtain the necessary approvals of PNBK’s shareholders, (3) the outcome of any legal proceedings that may be instituted against PNBK and/or American Challenger, (4) the failure to obtain required governmental approvals or a delay in obtaining such approvals (5) the failure of any of the closing conditions in the Merger Agreement, as amended or Investment Agreements related to the Capital Raise, to be satisfied on a timely basis or at all, (6) delays in closing the proposed Merger or Capital Raise, (7) the possibility that the proposed Merger and Capital Raise may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (8) the dilution caused by PNBK’s issuance of additional shares of its capital stock in connection with the proposed transactions, (9) the impact of the ongoing global COVID-19 pandemic on PNBK’s and/or American Challenger’s businesses, the ability to complete the proposed transactions and/or any of the other foregoing risks, and (10) the impact of global economic or political conditions, including the outbreak or escalation of hostilities.

Except to the extent required by applicable law or regulation, each of PNBK and American Challenger disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included in this communication to reflect future events or developments. Further information regarding PNBK which could affect the forward-looking statements contained herein can be found in PNBK’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its subsequent Quarterly Reports on Form 10-Q, and its other filings with the SEC and in the proxy statement related to the proposed transactions.

Additional Information and Where to Find It

In connection with the proposed Merger and Capital Raise, PNBK will file a proxy statement and other relevant documents with the SEC. SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the proxy statement (when available) and other documents filed by PNBK at the SEC's Web site at http://www.sec.gov. The proxy statement and such other documents may also be obtained for free from the PNBK by directing such request to PNBK at 900 Bedford Street, Stamford, CT, 06901, Attention: Michael Carrazza, telephone: (203) 251-8230.

Participants in the Solicitation

PNBK and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the Merger and Capital Raise. A list of the names of such directors and executive officers and information concerning such participants’ ownership of PNBK common stock is set forth in PNBK’s information statements and Annual Reports on Form 10-K, previously filed with the SEC. Additional information about the interests of those participants may be obtained from reading the proxy statement relating to the Merger and Capital Raise when it becomes available, or by directing a request to PNBK at 900 Bedford Street, Stamford, CT, 06901, Attention: Michael Carrazza, telephone: (203) 251-8230.

American Challenger and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from PNBK’s shareholders in connection with the Merger and Capital Raise. A list of the names of such directors and executive officers and information regarding their interests in the Merger will be contained in the proxy statement when available.

Item 9.01	Financial Statements and Exhibits

ExhibitNo.	Description

2.1	Amendment No. 2 to the Merger Agreement, dated as of February 28, 2022, by and among Patriot National Bancorp, Inc., Next Special, Inc., and American Challenger Development Corp.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT NATIONAL BANCORP, INC.

Date: March 1, 2022	By:	/s/ Joseph D. Perillo
Joseph D. Perillo
Executive Vice President and Chief Financial Officer